1 Investor Summary Q4, 2020 NASDAQ: LCNB

Forward Looking This presentation, as well as other written or oral communications made from time to time by us, contains certain forward-looking information within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements relate to future events or future predictions, including events or predictions relating to our future financial performance, and are generally identifiable by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “plan,” “intend,” “target,” or “anticipates” or the negative thereof or comparable terminology, or by discussion of strategy or goals or other future events, circumstances or effects. These forward-looking statements regarding future events and circumstances involve known and unknown risks, including those risk factors set forth in our Annual Report on Form 10-K for the year ended December 31, 2020, and other SEC filings, uncertainties and other factors that may cause our actual results, levels of activity, financial condition, performance or achievements to be materially different from any future results, levels of activity, financial condition, performance or achievements expressed or implied by such forward-looking statements. This information is based on various assumptions, estimates or judgments by us that may not prove to be correct. Important factors to consider and evaluate in such forward-looking statements include: • changes in competitive and market factors that might affect our results of operations; • changes in laws and regulations, including without limitation changes in capital requirements under the Basel III capital standards; • changes in our business strategy or an inability to execute our strategy due to the occurrence of unanticipated events; • our ability to identify potential candidates for, and consummate, acquisition or investment transactions; • the timing of acquisition or investment transactions; • local, regional and national economic conditions and events and the impact they may have on us and our customers; • targeted or estimated returns on assets and equity, growth rates and future asset levels; • our ability to attract deposits and other sources of liquidity and capital; • changes in the financial performance and/or condition of our borrowers; • changes in the level of non-performing and classified assets and charge-offs; • changes in estimates of future loan loss reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements, as well as changes in borrowers’ payment behavior and creditworthiness; • changes in our capital structure resulting from future capital offerings or acquisitions; • inflation, interest rate, securities market and monetary fluctuations; • the affects on our mortgage warehouse lending and retail mortgage businesses of changes in the mortgage origination markets, including changes due to changes in monetary policies, interest rates and the regulation of mortgage originators, services and securitizers; These forward-looking statements are subject to significant uncertainties and contingencies, many of which are beyond our control. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, financial condition, performance or achievements. Accordingly, there can be no assurance that actual results will meet our expectations or will not be materially lower than the results contemplated in this presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document or, in the case of documents referred to or incorporated by reference, the dates of those documents. We do not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events, except as may be required under applicable law. • timely development and acceptance of new banking products and services and perceived overall value of these products and services by users; • changes in consumer spending, borrowing and saving habits; • technological changes; • our ability to grow, increase market share and control expenses, and maintain sufficient liquidity; • volatility in the credit and equity markets and its effect on the general economy; • the potential for customer fraud; • effects of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters; • the businesses of the Bank and any acquisition targets or merger partners and subsidiaries not integrating successfully or such integration being more difficult, time-consuming or costly than expected; • our ability to integrate currently contemplated and future acquisition targets may be unsuccessful, or may be more difficult, time-consuming or costly than expected; and • material differences in the actual financial results of merger and acquisition activities compared with expectations. L C N B C O R P . | Q 4 , 2 0 2 0 I N V E S T O R S U M M A R Y P A G E 2 Forward Looking

LCNB Overview

Headquartered in Lebanon, Ohio, we are one of the largest community banks in the state with locations throughout 10 Ohio counties and a primary market area focused on serving 3 large, compelling, and distinct markets.

Serving our communities for over 140+ years, we have a proven history of high and consistent profitability driven by disciplined organic loan growth, diversified revenue base, and low-cost, core deposits.

MARKET FOCUS

Cincinnati | Dayton | Columbus



\$1.7 billion in assets, \$2.9 billion in total assets managed, and \$1.5 billion in deposits(2)	\$197.8 Million Market Cap(1)
33 branches in Southwestern and Central Ohio	1.1x Price to Tangible Book(1)
Completed 4 successful acquisitions since 2013	12.83% ROATCE(2)
Experienced and motivated management team aligned with shareholders	11.8% 5-Year Net Income CAGR

(1) At January 29, 2021 (2) At December 31, 2020

LCNB CORP. | Q4, 2020 INVESTOR SUMMARY PAGE 3

Experienced Bankers Dedicated to Creating Value We have assembled an experienced management team with an average of 30 years of banking experience as well as unique experience successfully identifying, completing, and integrating acquisitions. We are focused on developing and training our employees, while attracting top talent from outside our organization and many associates have graduated from the Ohio Bankers League Leadership Training Program. Our management team and Board of Directors are focused on creating value for all shareholders. Focused on Achieving Above Average ROATCE 0.00% 4.00% 8.00% 12.00% 16.00% LCNB Peer Median Peer Average “We are creating an inclusive, diverse, rewarding culture focused on  collaboration, learning, and putting our customers first.”     Eric J. Meilstrup, President & CEO L C N B C O R P . | Q 4 , 2 0 2 0 I N V E S T O R S U M M A R Y P A G E 4 Source: S&P Global Market Intelligence; Peers defined as OH, IN, and KY banks and thrifts with $500 million to $5 billion in total assets

Creating Value for Shareholders DIVIDEND HIGHLIGHTS LCNB has never decreased or suspended its dividend 2020 fourth quarter cash dividend increased 5.6% over the prior year period and represents the third consecutive annual increase Dividend payout range policy of 45% - 55% of earnings From 2017 to 2020, LCNB’s annual dividend has increased at a 4.5% CAGR LONGSTANDING AND CONSISTENT DIVIDENDS $- $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 L C N B C O R P . | Q 4 , 2 0 2 0 I N V E S T O R S U M M A R Y P A G E 5 1 1 2021 Dividend Annualized

Strong Position in Compelling Markets


Cincinnati Counties
Dayton Counties
Columbus Counties
Micropolitan Counties

Market	Branches	2020 Rank[1]	Deposits ($000)[1]	% of Franchise
Cincinnati	20	13	$808,008	56%
Dayton	3	11	$157,149	11%
Columbus	1	20	$148,033	10%
Preble County	3	1	$151,111	11%
Ross County	4	4	$132,720	9%
Clinton County	1	8	$28,074	2%
Fayette County	1	7	$14,549	1%
Total	33		$1,439,642	100%

[1] According to FDIC Market Share Report, June 2020

CINCINNATI MARKET

- Market includes 16 counties in OH, KY and IN
- MSA is the 30th largest in the U.S.
- Population: 2.2 million
- Avg. Household Income: $61,870
- Fastest growing air cargo hub in North America supported by Amazon's $1.5 billion Prime Air
- Key industries include: Biohealth, Business and Professional Services, Advanced Manufacturing, and Technology

DAYTON MARKET

- Market includes 12 Western OH Counties
- MSA is the 73rd largest in the U.S.
- Population: 1.8 million
- Avg. Household Income: $58,152
- Wright-Patterson Air Force Base is the state's largest single-site employer
- Key industries include: Advanced Manufacturing, Aerospace and Defense, Agriculture, Bioscience, and Logistics

COLUMBUS MARKET

- Market includes 11 Central OH counties
- MSA is the 32nd largest in the U.S.
- Population: 2.2 million
- Avg. Household Income: $63,498
- 17 fortune 1,000 HQs, 52 colleges and universities, top 10 millennial concentration
- Key industries include: Government, Education, Logistics, Business Services, Technology, and Manufacturing

CHILLICOTHE/ROSS CO. MARKET

- Conveniently located between Columbus, OH, Cincinnati, OH and Charleston, WV
- 60% of the U.S. population is located within a day's drive from Ross County
- Population: 77,402
- Kenworth Truck's assembly plant located in Chillicothe
- Key industries include: Manufacturing, Food Processing, Paper, Pet, and Healthcare

LCNB CORP. | Q4, 2020 INVESTOR SUMMARY PAGE 6

Caring for our Communities

Relationships make the difference for growing clients.
"We couldn't grow without a good financial partner. It's absolutely imperative." **Susie Woodhull, Owner & CEO, Woodhull LLC**




WCCS
THE 741 CENTER


LCNBLUESTAGE
Annual Lebanon Blues Festival
LCNB
THE LEBANON OPTIMIST THANKS THEIR SPONSORS!

We have developed a long tradition and respected reputation for building strong relationships with our customers and the communities in which we support and do business.

Across our organization, our associates are involved with organizations throughout their local communities, and LCNB team members sit on the boards of numerous non-profits and community organizations.

We consider employee involvement in evaluating contribution requests, and we support volunteer involvement by our employees in our communities.

LCNB CORP. | Q4, 2020 INVESTOR SUMMARY PAGE 7

COVID-19 Response & Support

OVERVIEW

- Focused on supporting customers, employees, and communities
- Offered all customers impacted by the COVID-19 crisis the ability to defer loan payments
- Provided support through the Paycheck Protection Program
- Prudently increased our allowance for loan and lease losses to account for uncertainty regarding the economic impacts of the COVID-19 crisis

IMPROVING DEFERRAL TRENDS


Dollar Balance
(in millions)
$384.3
$20.6
6/30/2020
12/31/2020


Number of Loans
582
10
6/30/2020
12/31/2020

PAYCHECK PROTECTION PROGRAM OVERVIEW

$45.5 million	$24.4 million	$21.1 million
Total Approved Loans	Total Forgiven Loans	PPP Loans Remaining

At December 31, 2020

DEFERRALS BY LOAN TYPE (at December 31, 2020)


0.1%
1.6%
47.5%
50.8%
Residential Mortgage
Consumer - Auto
Hotel/Motel
Retail/Distributor

LCNB CORP. | Q4, 2020 INVESTOR SUMMARY

PAGE 8

Balanced  Growth  Focusing on profitable growth, without compromising credit standards Diverse Revenues Multiple sources of revenue insulate LCNB from challenging interest rate environment Consistent  Performance Tangible book value has increased at a 5.7% CAGR over the past 5 years Focus on  Profitability Proactively control costs, pricing and asset quality Return Capital to  Shareholders Longstanding dividend policy and 645,000 share repurchase program Pursue  M&A Opportunities Focus on complementary financial institutions COMPONENTS OF BUSINESS MODEL TOTAL ASSETS MANAGED (in thousands) $- $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 $3,500,000 LCNB Corp. Assets Trust & Investments Mortgage Loans Serviced Cash Management Brokerage Accounts Total assets managed have grown at a 9.8% CAGR L C N B C O R P . | Q 4 , 2 0 2 0 I N V E S T O R S U M M A R Y P A G E 9 We believe we can double the size of the Bank through our proven growth  strategy, established infrastructure, and strong market position

Strong Financial Performance Supported by Diverse Revenue Sources (at December 31, 2020)

2020 SOURCES OF INCOME (in thousands)



Noninterest Income, $15,741
Net Interest Income, $56,218

2020 NONINTEREST INCOME



Service charges & fees 35%
Bank owned life insurance 9%
Gain on sale of loans 14%
Other operating income 10%
Fiduciary Income 32%



Personal Banking



Business Banking



Trust Services



Investments

LCNB CORP. | Q4, 2020 INVESTOR SUMMARY

PAGE 10

Wealth Management Strategy With $921 million in assets under management, LCNB Wealth Management provides sophisticated wealth management solutions with the personal service LCNB’s customers expect. Portfolio management is tailored to the specific circumstances of the customer. Individual securities, mutual funds, ETFs and alternative investments are used to strategically place the customer in the best possible position to meet their individual needs and investment goals. WEALTH MANAGEMENT ASSETS (in millions)  $‐  $150  $300  $450  $600  $750  $900  $1,050 2015 2016 2017 2018 2019 2020 Assets managed have grown at a 16.4% CAGR PRODUCTS & SERVICES L C N B C O R P . | Q 4 , 2 0 2 0 I N V E S T O R S U M M A R Y P A G E 1 1 Investments & Guided  Wealth Portfolios Annuities Insurance Brokerage Services 529 Plans Tax & Financial      Planning Retirement Planning Charitable Planning Estate & Trust Planning Trust Administration

M&A Strategy

Since 2013, we have completed 4 successful acquisitions of high-quality community banks that have added scale, expanded our markets, and generated attractive returns.

There are over 70 banks within Ohio, Indiana, and Kentucky that we have identified as potential acquisition candidates.

Our community banking culture and successful track record supports our M&A strategy.

PROVEN ACQUISITION STRATEGY

- Control risk and earn quick payback
- Pursue banks with similar cultures and markets with strong core customer demographics
- Seek opportunities that support diverse income streams

Relationships make the difference for growing clients.
"LCNB didn't just want to make a deal; they wanted to make the right deal. Having a bank you trust lets you think more strategically."
Brady Duncan & Kenny McNutt, Co-Founders, MadTree Brewing



LCNB CORP. | Q4, 2020 INVESTOR SUMMARY PAGE 12

Digital Trends & Strategy

MOBILE CHECK DEPOSITS: *Up 50% Year-over-Year*


4Q2019
1Q2020
2Q2020
3Q2020
4Q2020

PAPERLESS ACCOUNTS: *Up 14% Year-over-Year*


4Q2019
1Q2020
2Q2020
3Q2020
4Q2020



LCNB Operations Center, Lebanon OH

Investing in Secure Digital and Mobile Platforms

- Focused on expanding digital marketing efforts and reach, while optimizing physical branch presence
- Refreshed entire ATM network and ITM upgrades available
- New online platform supports digital account opening and lending applications

LCNB CORP. | Q4, 2020 INVESTOR SUMMARY
PAGE 13

Low‐Cost Deposit Base OVERVIEW DEPOSIT TRENDS (in millions) CORE DEPOSITS TO TOTAL DEPOSITSDEPOSIT COMPOSITION (in millions)  $‐  $500  $1,000  $1,500  $2,000 12/31/2019 12/31/2020 Noninterest‐bearing Interest‐bearing • Prudent management of deposit base ‒ Adjusting deposits from higher cost certificates of deposits to lower cost demand and savings products • Off balance sheet insured cash sweep program • Total deposits increased 7.9% to $1.46 billion in 2020 • Noninterest-bearing stood at 68.7% of total deposits L C N B C O R P . | Q 4 , 2 0 2 0 I N V E S T O R S U M M A R Y P A G E 1 4 96.4% 96.4% 96.9% 97.4% 97.8% 12/31/2019 3/31/2020 6/30/2020 9/30/2020 12/31/2020 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% $1,250 $1,300 $1,350 $1,400 $1,450 $1,500 12/31/2019 3/31/2020 6/30/2020 9/30/2020 12/31/2020 Total Deposits Total Deposit Costs

Loan Trends 7.7% 64.9%23.8% 2.8% 0.8% -0.1% Commercial and industrial Commercial real estate Residential real estate Consumer Agricultural Other • Strong, local, and individual lending culture • Products include commercial and industrial loans, commercial and residential real estate loans, agricultural loans, construction loans, various types of consumer loans, and SBA loans. • Loans, net at December 31, 2020, increased 4.4% to $1.29 billion • BancAlliance member • Only 7.7% of loan portfolio is participations purchased 75.61% 77.45% 76.67% 77.32% 74.10% Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 OVERVIEW LOANS Gross by Industry Type LOANS, Net to AssetsLOANS, Annual Net Growth  L C N B C O R P . | Q 4 , 2 0 2 0 I N V E S T O R S U M M A R Y P A G E 1 5 $- $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 2015 2016 2017 2018 2019 2020

Legacy of Strong Asset Quality ANNUAL NET CHARGE-OFFS (at December 31, 2020) NPLs / TOTAL LOANS & LEASES ($ in thousands) NONPERFORMING LOANS RATIO to Peer Group(1)(2) 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% $- $1,000 $2,000 $3,000 $4,000 $5,000 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 NPLs NPLs / Total Loans • Continual and prudent lending and loan review functions • History of low net charge-offs throughout credit cycle • Charge-offs consistently below peer average • Diverse CRE portfolio • Average loan to value of CRE portfolio was 56.2% at December 31, 2020 ASSET QUALITY HIGHLIGHTS 0.00% 0.01% 0.02% 0.03% 0.04% 0.05% 0.06% 0.07% 2016 2017 2018 2019 2020 0.31% 0.56% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% LCNB Peer (1) At September 30, 2020 (2) Peer group consists of OH, KY & IN Banks w/$1.5B to $5.0B in assets L C N B C O R P . | Q 4 , 2 0 2 0 I N V E S T O R S U M M A R Y P A G E 1 6

History of Strong Earnings Growth  NET INTEREST INCOME After Provision for Loan Losses, Annually  PRE-TAX, PRE-PROVISION INCOME Annually $- $5,000 $10,000 $15,000 $20,000 $25,000 2015 2016 2017 2018 2019 2020 ANNUAL NET INCOME Increased at an 11.8% CAGR • 2020 EPS increased 7.6% to $1.55 per diluted share • Improving efficiency ratio, which was 63.39% for the full year ended December 31, 2020, compared to 64.76% at December 31, 2019 • Strong full year returns at December 31, 2020: ‒ Return on average tangible equity: 12.83% ‒ Return on average equity: 9.52% ‒ Return on average assets: 1.31% FOCUSED ON MAINTAINING STRONG PROFITABILITY L C N B C O R P . | Q 4 , 2 0 2 0 I N V E S T O R S U M M A R Y P A G E 1 7 $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 2015 2016 2017 2018 2019 2020 $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 2015 2016 2017 2018 2019 2020

Liquidity & Capital

OVERVIEW (at December 31, 2020)

- Total risk-based capital exceeds well-capitalized threshold
- Loan growth funded through core deposits
- Significant availability from FHLB
- $55.0 million of additional liquidity available through line of credit agreements
- $240.8 million in total shareholders' equity
- Tangible book value per share increased 9.0% to $13.93 over the prior year period
- Approx. $100 million of additional liquidity through insured cash sweep program

AVERAGE EQUITY TO ASSET RATIO



13.85%
14.10%
13.82%
13.72%
13.76%
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020

TCE/TCA EXCEEDS WELL-CAPITALIZED LEVEL



10.49%
10.87%
10.45%
10.62%
10.64%
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020

AVERAGE LOANS TO DEPOSITS



91.03%
93.00%
93.39%
92.67%
90.79%
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020

LCNB CORP. | Q4, 2020 INVESTOR SUMMARY

PAGE 18

Summary

- *Growth-oriented community bank dedicated to creating value*
- *Business model focused on providing diverse, and community-oriented financial services*
- *Strong position within three large, compelling, and distinct Ohio markets*
- *Experienced and motivated management team*
- *Proven acquisition strategy and recognized "acquirer of choice" within markets*
- *History of strong financial performance*

Relationships make the difference for growing clients.
"Other banks don't have the expertise LCNB has. They do their due diligence. They dig in, they understand the project, and that's why they're able to react fast."
Jon Blackham, Chief Financial Officer, PLK Properties



LCNB CORP. | Q4, 2020 INVESTOR SUMMARY PAGE 19

20 Appendix Historical Annual Financials Historical Quarterly Financials

Annual Financials

Dollars in thousands	2016	2017	2018	2019	2020
Net interest income	40,246	40,864	48,169	54,406	56,218
Provision for loan losses	913	215	923	207	2,014
Noninterest income	10,853	10,458	11,050	12,348	15,741
Noninterest expense	33,261	33,863	40,502	43,522	45,785
Income before income taxes	16,925	17,244	17,794	23,025	24,160
Income taxes	4,443	4,272	2,949	4,113	4,085
Net income	12,482	12,972	14,845	18,912	20,075
Net interest margin	3.51%	3.58%	3.63%	3.71%	3.70%
Total assets	1,306,799	1,295,638	1,636,927	1,639,308	1,745,884
Loans, net	816,228	845,657	1,194,577	1,239,406	1,293,693
Total deposits	1.110,905	1,085,821	1,300,919	1,348,280	1,455,423
Book value per share	14.30	14.99	16.47	17.63	18.73
Tangible book value per share	10.86	11.64	11.67	12.78	13.93
Earnings per share, diluted	1.25	1.29	1.24	1.44	1.55
Cash dividend (per share)	0.64	0.64	0.65	0.69	0.73
Dividend pay-out ratio	50.79%	49.23%	52.42%	47.92%	47.10%
Return on average assets	0.96%	0.99%	1.00%	1.15%	1.18%
Return on average equity	8.60%	8.74%	7.90%	8.42%	8.49%

LCNB CORP. | Q4, 2020 INVESTOR SUMMARY PAGE 21

Quarterly Financials

Dollars in thousands	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020
Net interest income	13,847	14,178	13,998	13,529	14,513
Provision for loan losses	(6)	1,173	16	976	(151)
Noninterest income	3,222	3,839	3,319	4,278	4,305
Noninterest expense	11,007	11,072	11,116	11,653	11,944
Income before income taxes	6,068	5,772	6,185	5,178	7,025
Income taxes	1,238	746	1,128	928	1,283
Net income	4,830	5,026	5,057	4,250	5,742
Net interest margin	3.76%	3.92%	3.70%	3.47%	3.71%
Total assets	1,639,308	1,636,280	1,735,332	1,725,615	1,745,884
Loans, net	1,239,406	1,267,379	1,330,422	1,334,186	1,293,693
Total deposits	1,348,280	1,345,872	1,438,921	1,430,394	1,455,423
Book value per share	17.63	18.00	18.27	18.46	18.73
Tangible book value per share	12.78	13.18	13.47	13.66	13.93
Earnings per share, diluted	0.37	0.39	0.39	0.33	0.44
Cash dividend (per share)	0.18	0.18	0.18	0.18	0.19
Dividend pay-out ratio	48.65%	46.15%	46.15%	54.55%	43.18%
Return on average assets	1.17%	1.23%	1.19%	0.97%	1.31%
Return on average equity	8.42%	8.75%	8.63%	7.08%	9.52%

LCNB CORP. | Q4, 2020 INVESTOR SUMMARY

PAGE 22

23 lcnbcorp.com NASDAQ: LCNB LCNB National Bank  |  lcnb.com 2 N. Broadway  Lebanon, OH   45036 Member FDIC | Equal Housing Lender #furthertogether